Exhibit 10.1

FIRST AMENDMENT dated as of June 15, 2009 (this “Amendment”), to the SECOND AMENDED AND RESTATED MULTI-CURRENCY, MULTI-OPTION CREDIT AGREEMENT dated as of March 31, 2009, as heretofore amended (as so amended, the “Credit Agreement”), among HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED, a Delaware corporation (the “Company”); HARMAN HOLDING GMBH & CO. KG, a company organized under the laws of Germany; the LENDERS party thereto; and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement the Lenders (such term and each other capitalized term used and not otherwise defined herein having the meaning assigned to it in the Credit Agreement) have extended credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS, the Company has informed the Administrative Agent that it desires to issue and sell shares of its common stock in a public offering or private placement transaction, and has requested that the Credit Agreement be amended to reduce the percentage of the Net Cash Proceeds of such offering or placement that are required to be applied to prepay Committed Rate Loans;

WHEREAS, the Lenders party hereto, constituting at least the Majority Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement. (a) Subsection 1.1 of the Credit Agreement is hereby amended by the insertion of the following new defined terms in their appropriate alphabetical positions:

“Amendment Effective Date”: as defined in the First Amendment.

“Designated Equity Issuance”: the issuance and sale by the Company of its common stock on or after the Amendment Effective Date and prior to June 30, 2009.

“First Amendment”: the Amendment dated as of June 15, 2009, to this Agreement.

(b) Subsection 2.5(c) of the Credit Agreement is hereby amended by the insertion of the following proviso immediately before the period at the end of such Section:

“provided that notwithstanding the foregoing, only 20% of the Net Cash Proceeds of the Designated Equity Issuance will be required to be applied to prepay Committed Rate Loans”

SECTION 3. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and to each of the Lenders, on and as of the date hereof and the Amendment Effective Date (as defined below), that:

(a) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action. This Amendment has been duly executed and delivered by the Borrowers and this Amendment and the Credit Agreement, as amended by this Amendment, constitute legal, valid and binding obligations of each of the Borrowers, enforceable against them in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each of the representations and warranties made by the Borrowers in or pursuant to the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent any such representations or warranties relate, by their terms, to a specific date, in which case such representations or warranties shall be true and correct in all material respects on and as of such specific date.

(c) On and as of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing.

SECTION 4. Effectiveness. Subject to the last paragraph of this Section, this Amendment shall become effective, as of the date first above written, on the date on which each of the following conditions precedent is satisfied (such date, the “Amendment Effective Date”):

(a) The Administrative Agent (or its counsel) shall have received either signed counterparts of this Amendment or written evidence satisfactory to the Administrative Agent (which may include facsimile or other customary electronic transmission acceptable to the Administrative Agent of a signed signature page of this Amendment) that, when taken together, bear the authorized signatures of the Borrowers and the Majority Lenders.

(b) The Administrative Agent shall have received all fees and all other amounts due and payable to it or any of its Affiliates on or prior to the Amendment Effective Date, including reimbursement of all reasonable and documented out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed by the Company hereunder or under the Credit Agreement for which invoices have been submitted to the Company.

2

Notwithstanding the foregoing, Section 2 hereof shall not become effective until (i) the Amendment Effective Date has occurred and (ii) the Company shall have received at least $175,000,000 of gross proceeds from the Designated Equity Issuance.

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

3

SECTION 10. Fees and Expenses. Without limiting the Borrowers’ obligations under subsection 12.5 of the Credit Agreement, the Borrowers agree to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

HARMAN INTERNATIONAL INDUSTRIES, INCORPORATED,

By	/s/ Todd A. Suko
Name:	Todd A. Suko
Title:	VP, General Counsel & Secretary

HARMAN HOLDING GMBH & CO. KG,

By	/s/ Edwin C. Summers
Name:	Edwin C. Summers
Title:	Managing Director

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By:	/s/ Jules Panno
Name:	Jules Panno
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Bank of Tokyo-Mitsubishi UFJ Trust Company
LENDER
By:	/s/ Maria Iarriccio
Name:	Maria Iarriccio
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Bayerische Hypo
und Vereinsbank AG New York Branch
LENDER

By:	/s/ Ken Hamilton
Name:	Ken Hamilton
Title:	Director

By:	/s/ Richard Cordover
Name:	Richard Cordover
Title:	Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Citibank, N.A.
LENDER

By:	/s/ Edward D. Herko
Name:	Edward D. Herko
Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HSBC Bank USA, National Association
LENDER

By:	/s/ Diane M. Zieske
Name:	Diane M. Zieske
Title:	Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

The Bank of Nova Scotia
LENDER

By:	/s/ Todd Meller
Name:	Todd Meller
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO

HARMAN INTERNATIONAL INDUSTRIES INCORPORATED

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

The Governor & Company of the Bank of Ireland
LENDER

By:	/s/ Aoife Quinn
Name:	Aoife Quinn
Title:	Authorized Signatory

By:	/s/ Mary Gaffney
Name:	Mary Gaffney
Title:	Authorized Signatory